AS FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION
                                   ON 07/28/99

                               FILE NOS: 811-9219
                                    333-71501

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
Pre-Effective Amendment No.                                      [ ]
Post-Effective Amendment No.                                     [1]

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                               [X]
Amendment No.                                                    [3]

                        (Check appropriate box or boxes.)

                               OPTIMAL FUNDS, INC.
                         -------------------------------
               (Exact name of Registrant as Specified in Charter)

                                213-G VT Route 15
                                Jericho, VT 05465
                            ------------------------
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                  802-899-2593
                                  ------------
                             MR. MITCHELL M. MAYNARD
                                213-G VT ROUTE 15
                                JERICHO, VT 05465
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:

                              MR. TERENCE P. SMITH
                           Declaration Service Company
                           555 North Lane, Suite 6160
                        Conshohocken, Pennsylvania 19428
                                  610-832-1075
                                  ------------

Approximate Date of Proposed Public Offering:
---------------------------------------------
As soon as practicable  following effective date.

It is proposed that this filing will become effective (check appropriate box):
------------------------------------------------------------------------------
/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/X/  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(3)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

TOTAL NUMBER OF PAGES _____
EXHIBIT INDEX BEGINS
ON PAGE               _____

                                The Optimal Fund
                                  (the "Fund")
                       A Portfolio of Optimal Funds, Inc.

                                   PROSPECTUS
                               September 28, 1999

The Fund's investment objective is to achieve capital growth. Current income is a secondary objective of the Fund. The Fund is offered by Optimal Funds, Inc. (the "Company"), an open-end, diversified management investment company.

The Fund offers two classes of shares so that you can choose the class that best suits your investing needs--Class A shares, with a maximum front-end sales charge of 4.50% and Class C shares, with maximum continuing annual Distribution and Service (12b-1) fees of 1.00%.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses
Investing In The Fund
How To Sell (Redeem) Shares
Dividends and Distributions
Optimal Funds, Inc.
Management of the Fund
Fund Service Providers
Federal Taxes
General Information
Distribution Fee
--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY

Investment Objectives
---------------------
The Fund's primary investment objective is capital growth. Current income is a secondary objective of the Fund.

Primary Investment Strategies
-----------------------------
The Fund seeks to achieve its objectives by investing primarily in stock index futures and options contracts on stock indexes of developed countries all over the world ("Global Indexes"). There are stock indexes for most of the world's stock markets. In order to "invest" in an index, you must purchase a security that is designed to mirror the performance of that index. Stock index futures and options contracts are designed to mirror the performance of a particular stock index. As the value of a particular index rises and falls, the value of the underlying futures or options contract also rises or falls. Ideally, the two will rise and fall together and to the same degree.

The Fund will invest in futures and options contracts on indexes that are largely representative of the world's developed economies. The Fund will not invest in "emerging" countries. Further, the Fund will limit its investment in stock index futures and options contracts so that the Fund will not invest more than five percent (5%) of its net assets as initial margin on those contracts.

The table below sets out the Global Indexes in which the Fund normally intends to concentrate its investments:

Country                    Index
-------                    -----

United States              S&P 500
United Kingdom             FTSE-100
France                     CAC-40
Germany                    DAX
Japan                      Nikkei-225

The Fund invests in futures and options contracts on the Global Indexes based on each country's Gross Domestic Product ("GDP"). GDP is the measure of all goods and services produced in a country in a year, measured in U.S. dollars. Each year, the World Bank issues reports on the GDP for each of the countries that will be included in the Fund. Each country's GDP is added together to get a global GDP value, called the Base Value. Each country's individual GDP will be divided by the Base value to determine that country's percentage representation in the total. The Fund will then invest in stock index futures and options contracts to the extent of that country's representation in the total. The Adviser will recalculate the Base Value and each country's percentage representation annually, usually in July.

If the Fund's Adviser determines that investing in stock index futures and options contracts alone will not achieve adequate participation in the Global Indexes, the Fund will also invest in shares of other registered investment companies (mutual funds) that have the investment objective of tracking the performance of an index or a basket of indexes. Examples of these types of mutual funds are S&P Depository Receipts ("SPDRS") and World Equity Benchmarks ("WEBS"). SPDRS are mutual fund shares that trade on the American Stock Exchange and track the performance of the S&P 500 Stock Index. WEBS are mutual fund shares that also trade on the American Stock Exchange. There are a number of distinct WEBS that track the performance of a number of foreign country indexes. WEBS are based on the Morgan Stanley Capital International country index baskets, and are designed to track the performance of such indexes.

To further assist the Fund in achieving its investment objective of participating in Global Indexes, the Fund may also invest in Eurotop 100 Index futures contracts. The FTSE Eurotop 100 Index is a selection of the "top" 100 stocks of companies that are native to Europe. The companies in the index are chosen based on their volume of trading activity, and are weighted in the index based on their market capitalization. The index is calculated and managed by the FTSE in London, England. The futures contracts on the Eurotop 100 Index also trade on the FTSE in London.

The remaining net assets of the Fund normally will be invested in money market instruments such as certificates of deposit and short-term treasury notes and bills.

Investment Rationale
--------------------
By investing in stock index futures and options contracts, registered investment companies, and money market instruments, the Fund is designed to invest in a manner that achieves both capital growth and current income.

Capital Growth. By investing up to 5% of the Fund's net assets as initial margin for futures and options contracts, the Fund will be investing in securities that rise or fall in value based on the performance of the underlying indexes. If the value of the Global Indexes rise, the value of the underlying futures and options contract will also rise.

Futures and options contracts are bought on margin, which means that a contract can be purchased for a percentage of its full value. Purchasing futures and options contracts on margin results in the Fund controlling an amount of securities in excess of the price paid for those securities. Because the Fund controls securities in excess of its invested margin, growth in the value of the Global Indexes will generate greater growth than would be possible if such margin amount were invested in other types of securities. To fully replicate the price changes in the Global Indexes, the Fund attempts to achieve and maintain a Beta of 1.0 to the Global Indexes that are included in the Fund's portfolio.

Beta is a way of measuring the volatility of a portfolio versus the volatility of some other standard, in this case, the Global Indexes. A Beta of less than
1.0 means that the portfolio is less volatile than the underlying index, and price changes in the portfolio will not be as severe as price changes in the underlying index. A Beta of greater than 1.0 means that prices in the portfolio will increase or decrease in value more severely than price changes in the underlying index. By attempting to maintain a Beta of 1.0, the Fund will attempt to mirror changes in the Global Indexes.

The Fund, in order to maintain its Beta of 1.0, may also need to invest in WEBS, SPDRS and Euorotop 100 Index futures. Generally, the Fund will invest in these securities under the following conditions: (1) Where maintaining a Beta of 1.0 would call for less than a full futures or options contract value be purchased, and (2) when the margin requirements to purchase an adequate amount of futures and options contracts would result in the Fund exceeding its 5% initial margin limitation.

If the value of the WEBS, SPDRS and Euorotop 100 Index futures rise as a result of an increase in the value of the underlying indexes, the Fund will achieve capital growth.

Current Income. The Fund attempts to realize current income by investing its remaining net assets in money market instruments such as certificates of deposit, short-term treasury notes and bills, and repurchase agreements. Money market instruments are debt instruments that pay interest to the investor.
Accordingly, those net assets of the Fund invested in such instruments will generate current income for the Fund.

Principal Risks
---------------
Futures and Options Contracts. The primary risks of futures and options contracts are (1) imperfect correlation between the price movement of the futures and options contract and the price movement of the underlying security, in this case, stock indexes, (2) margin risk, and (3) liquidity risk.

There is always the risk that an offsetting futures and options contract will not correlate exactly to the underlying security. When that happens, price movements of the underlying security will not be completely offset by the related futures and options contract, and losses can occur.

Although the Fund may invest no more than 5% of its net assets in initial margin, the Fund may lose far more than its initial margin if the value of the stock index futures and/or options contracts drop.

There is the possibility that there will not be a liquid secondary market for a futures and/or options contract, which would make it more difficult for the Fund to close out the position prior to the maturity date. In a rapidly declining market, the Fund could experience serious losses if it were unable to liquidate its positions. The Fund will minimize these risks by purchasing futures and options contracts only on national exchanges and over-the-counter markets with an active and liquid secondary market. The Fund will also minimize these risks by investing only in the most liquid and active indexes in each country.

Common Stock. Because the Fund invests globally in stock index futures and options contracts, the Fund will be subject, indirectly, to changes in stock markets, both in the United States and in the other countries in which the Fund invests. The stock markets trade in a cyclical price pattern, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time. The Global Indexes change in value as the value of that country's stock market changes. Accordingly, a sustained period of declining stock prices in a Global Index country will cause a sustained decline in the value of that index, and in the Fund.

Currency Risk. Because the Fund will invest indirectly in Global Indexes, the Fund will be exposed to currency risk. This means that the Fund could lose money due to a change in the value of its foreign holdings caused by a change in the value of that country's currency. Changes in the value of a country's currency relative to the value of the dollar can have a pronounced effect on the value of a foreign security. Investing in stock index futures and options generally reduces the need for currency conversion. Additionally, the Adviser will minimize the risk of currency fluctuations by selling currency futures contracts as a hedge against foreign currency positions.

Registered Investment Companies. The Fund will invest in other registered investment companies (mutual funds) whose investment objective is to replicate the performance of an index or country index basket in which the Fund wishes to invest. When the Fund invests in other mutual funds, you will be subject to the risks associated with those funds, and you will pay, indirectly, a portion of the fees and expenses of that mutual fund. The Fund may not invest more than 10% of its net assets in other mutual funds, and the fund cannot own more than 3% of any one mutual fund's outstanding shares.

Debt Securities. The Fund will normally invest net assets not invested in futures contracts or registered investment companies in money market instruments. The primary risks of money market instruments are interest rate risk and credit risk. As interest rates generally rise, the value of money market instruments generally fall. The longer a money market instrument has until it matures, the more severely its price will change when interest rates change. Also, the value of a money market instrument can change due to a change in the creditworthiness of the issuer. The less creditworthy the issuer, the less desirable the security, and the lower its value.

To minimize interest rate risk, the Fund will only invest in money market instruments with less than a year remaining to maturity, or will sell futures contracts that correspond the security purchased as a hedge. To minimize credit risk, the Fund will only invest in U.S.

Government and agency securities, and certificates of deposits and other interest bearing deposit instruments and accounts from U.S. banks with over $1 billion in assets. Year 2000 Risks. As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Also, if issuers of securities held by the Fund experience Y2K problems, those problems may adversely affect the value of the Fund's portfolio.

Portfolio Risk. Because of the manner in which the Fund invests its assets, the Fund requires a certain amount of assets in order to efficiently mange its investments. The Adviser has determined that the Fund requires $10 million in assets to efficiently invest according to the Fund's investment policies. Until that asset level is reached, the Fund may not be invested in complete accordance with its investment policies, and the Fund's performance could be negatively affected as a result.

Other Risks. You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. The Fund intends to engage in certain aggressive investment techniques, including transactions in futures contracts. The Fund has no operating history, and the Adviser has no previous experience advising this type of mutual fund. You should be aware that there is no assurance that the Adviser will be successful in achieving the objectives of the Fund, since all investments have some degree of risk.

The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. Over the short-term, stock prices can fluctuate dramatically in response to these factors.

The Adviser has determined that, because of the manner in which the Fund invests, in order to fully achieve the Fund's objective of a 1.0 Beta, the Fund needs to have at least $10 million in net assets. Until such asset levels are achieved, the Adviser will attempt to achieve the Fund's objectives through selective investing in securities that the Advise believes will achieve the fund's objective. However, there is no assurance that the Fund will be able to achieve its objectives during this period.

A complete listing of the Fund's investment restrictions, including those that may be changed only by a vote of the Fund's shareholders, may be found in the Statement of Additional Information ("SAI") for the Fund.

The Fund is appropriate for investors who want capital appreciation and are willing to accept moderate to high amounts of volatility and risk.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees:                                    Class A           Class C
-----------------                                    -------           -------
(fees paid directly from your investment)

Maximum Sales Charge (Load)                           4.50%             NONE
Imposed On Purchases
(as a percentage of offering price)

Annual Fund Operating Expenses:                      Class A           Class C
-------------------------------                      -------           -------
(expenses that are deducted from Fund assets)
Management Fees1                                      1.45%             1.45%
Distribution and Service (12b-1) Fees                 0.25%             1.00% 2
Other Expenses 3                                      0.05%             0.05%
                                                      -----             -----
Total Annual Fund Operating Expenses4                 1.75%             2.50%

1. Includes investment advisory fees of 0.50% per annum and administrative services fees of 0.95% per annum. These fees are paid to the Fund's Adviser.

2. Includes a maximum annual fee of 0.75% of average net assets for distribution-related expenses and 0.25% for shareholder service expenses. You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

3. Because this is a new Fund without an operating history, "Other Expenses" are estimated for the Fund's first fiscal year.

4. The Adviser has voluntarily agreed to waive its advisory fee and/or to reimburse the Fund, if necessary, if the Management Fees and/or Other Expenses would cause the Total Annual Fund Operating expenses to exceed 1.75% for Class A shares and 2.50% for Class C shares. The Adviser may revise or cancel these expense limitations at any time and will notify you in writing at least 30 days prior to any such change.

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The Example below assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all your dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses that were described above remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Time Period                        Class A          Class C
-----------                        -------          -------

One Year                            $620             $253

Three Years                         $976             $779


The maximum front-end sales load of 4.50% for Class A shares is included in these calculations. Because the Fund does not charge a redemption fee, you would pay the same fees set forth above even if you did not redeem your shares. However, the Fund's custodian does charge a $10 wire transfer fee for redemptions made by wire transfer. That charge is not included in the example. If it were, your expenses would be higher.

                              INVESTING IN THE FUND

Determination of Share Price
----------------------------
Shares of the Fund are offered at the public offering price for each share class of the Fund. The public offering price for shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Directors. Class A Shares of the Fund are sold at net asset value, plus any applicable sales charge. Class C shares of the Fund are sold at net asset value.

The public offering price of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your investment:

                           As a % of
Amount Invested            offering price
---------------            --------------

$1000 to 99,999            4.50%
$100,000 to 249,999        3.50%
$250,000 to 499,999        2.50%
$500,000 to 999,999        1.50%
$1 million and up          0.50%

Declaration Distributors, Inc., the Fund's Distributor, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Fund. The dealer's concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from Sales Charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based Registered Investment Advisers for their clients, broker/dealers with wrap fee accounts, registered brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 50 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced Sales Charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your Class A shares previously purchased in the Fund with the dollar amount of additional shares to be purchased. For example, if you already owned Class A shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares, your sales charge on the additional purchase would be 1.50% instead of 4.50%, because you had accumulated more than $500,000 in Class A Shares.

Letter of Intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

Opening And Adding To Your Account
----------------------------------
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-365-6828. You may also purchase Fund shares through broker-dealers, registered investment advisers or other financial organizations.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares. Your purchase of Fund shares is subject to the following minimum investment amounts:

Minimum Investment         To Open Account        Additional Investments
                           ---------------        ---------------------
Class A Shares
Regular Account                 $500                       $50
IRA's                           $500                       $50

Class C Shares
Regular Account                 $500                       $50
IRA's                           $500                       $50


              TO OPEN AN ACCOUNT                 TO ADD TO ACCOUNT

By Mail       Complete an Account                Make your check payable to
              Registration Form, make            The Optimal Fund and
              a check payable to The             mail it to the address at left.
              Optimal Fund
              and mail the Form and check
              to Optimal Funds, Inc.             Please include your account
              c/o Declaration Services           number on your check.
              Company, 555 North Lane            Or use the convenient form
              Suite 6160, Conshohocken,          attached to your regular
              PA  19428.                         Fund statement.


By Wire       Ask your bank to wire funds        Ask your bank to wire
              to Account of First Union          immediately available funds
              National Bank, NA                  to the location described at
              ABA#: --------------               the left, except that the wire
              Credit: Optimal Funds, Inc.        should note that it is to make
              Account #: --------------          a subsequent purchase rather
              Further credit:  The Optimal       than to open a new account.
              Fund.
              The wire should state that the     Include your name and
              Fund purchase is to be in your     account number.
              name(s).

              The wire should state that you
              are opening a new Fund account.

              Include your name(s), address and
              taxpayer identification  number or
              Social Security number and the name
              of the Fund in which you are
              purchasing shares.

              Call 1-800-365-6828 to inform us
              that a wire is being sent.

By            Telephone transactions may         Call 1-800-365-6828 to make
Tele-         not be used for initial purchases  your purchase.
Phone.        If you want to make
              subsequent transactions via
              telephone, please select this
              service on your account
              Registration Form.

Optimal Funds, Inc. wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements   After every  transaction  that  affects  your  account
                          balance or your account registration.

Financial Reports         Semi-annually  -- to reduce  Fund  expenses,  only one
                          copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
----------------
Your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by Declaration Services Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Declaration Service Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

                  Declaration Services Company
                  555 North Lane, Suite 6160
                  Conshohocken, Pa  19428

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------
If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases
-------------------
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Declaration Service Company, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
--------------
If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
----------------------------------
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Sale requests should be mailed via U.S. mail or overnight courier service to:

          Declaration Service Company
          555 North Lane, Suite 6160
          Conshohocken, PA  19428

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:
-----------------------------------------------
1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees --
-----------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv)  any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Company or Declaration Service Company within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $2,500 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-365-6828 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                               OPTIMAL FUNDS, INC.

Optimal Funds, Inc (the "Company") was organized on April 27, 1999 as a Maryland corporation, and is a company of the type known as an open-end, diversified management investment company. It did not begin operations until June 8, 1999 nor commence offering its shares until that time. It is authorized to issue 500,000,000 shares of .001 cent par value common capital stock. The Company's Articles of Incorporation permit its Board of Directors to classify any unissued shares into one or more classes of shares (each a "mutual fund"). A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Board has authorized the issuance of 10,000,000 shares of Company stock to be classified as the Optimal Fund, which are offered by this prospectus. The Fund shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights. Shareholder meetings will not be held unless required by Federal or State law or in connection with an undertaking given by the Fund (See Statement of Additional Information).

                             MANAGEMENT OF THE FUND

The business affairs of the Fund are managed under the general supervision of a Board of Directors.

Investment Adviser
------------------
The Company has entered into an Investment Advisory Contract (the "Contract") with Leveraged Index Management Company, (the "Adviser"), 213-G VT, Route 15, Jericho, VT 05465. Mitchell M. Maynard is the president of and controls the Adviser and is responsible for all its investment decisions, including the day-to-day management of the Fund. Mr. Maynard also serves as the President and as a Director of the Company. The Adviser is registered as a registered investment adviser with the Securities and Exchange Commission. The Adviser operates solely as an investment advisory firm, and manages the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies, and restrictions.

Mitchell M. Maynard, the Fund's portfolio manager, has been offering and providing investment services to the public for over 8 years. He founded the Adviser in January, 1999 and has been its president and chief investment professional since that time. The Adviser provides investment advice to individuals and institutional clients in addition to advising the Fund. From 1992 through 1998, Mr. Maynard was president of MFAS, Inc., a financial planning firm in Burlington, Vermont offering financial planning services to individuals and institutions.

Mr. Maynard has been the creator of many financial programs that have been used in his private practice.

Mr. Maynard holds the following licenses from the National Association of Securities Dealers ("NASD"): Series 7, Series 24, Series 63,and Series 65.

Mr. Maynard has also completed the studies and ethical requirements to obtain the designation of Certified Investment Management Consultant ("CIMC") and Certified Funds Specialist ("CFS"). The "CIMC" designation is awarded by the Institute of Investment Management Consultants. The "CFS" designation is awarded by the Institute of Business and Finance.

The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets.

Operating Services Agreement; the Company has also entered into an Operating Services Agreement with the Adviser where the Adviser will provide, or arrange to provide, essentially all other services needed to the Fund. These services include transfer agent, accounting, distribution and custodial services. The effect of the Investment Advisory Agreement and the Operating Services Agreement is to cap the Fund's normal operating expenses. These contracts do not cover expenses incurred by the Fund for taxes, interest, brokerage fees, legal expenses for litigation, and other extraordinary expenses.

The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.95% of the Fund's net assets.

Under these agreements, the Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping.

                             FUND SERVICE PROVIDERS

The Fund could not function without the services provided by certain companies. With the Board's permission, the Adviser and the Fund have entered into contracts with the following companies. All fees charged by these companies will be paid by the Adviser.

Custodian
---------
First Union National Bank, NA, Philadelphia, PA, holds the investments and other assets that the Fund owns. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository system of The Depository Trust Company.

Transfer, Dividend Disbursing And Accounting Services Agent
-----------------------------------------------------------
Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428 provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. Declaration Service Company also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

                                  FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax adviser with specific reference to your own tax situation.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Capital gains may be taxed at different rates, depending on how long the Fund held the securities it sold. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the Fund may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                                DISTRIBUTION FEE

The Fund has adopted a distribution plan (the "Distribution Plan") for its Class C shares, pursuant to which the Fund may incur shareholder servicing expenses of up to .25% per annum of the Fund's average daily net assets, and up to .75% per annum of the Fund's average daily net assets on its Class C shares for distribution services. These fees are available to brokers, dealers and other persons who provide distribution and other services to the Fund to help sell Class C shares.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

Because Distribution and Servicing fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FOR MORE INFORMATION

STATEMENT OF ADDITIONAL                     BY MAIL:
INFORMATION (SAI)
                                            Optimal Funds, Inc., c/o
The SAI contains more detailed              Declaration Service Company
Information on all aspects of the           555 North Lane, Suite 6160
Fund.  A current SAI, dated June 8,         Conshohocken, PA  19428
1999, has been filed with the SEC
and is incorporated by reference            BY PHONE:  1-800-365-6828
into (is legally a part of) this
prospectus.                                 ON THE INTERNET:
                                            www.optimalfundsinc.com
To request a free copy of the SAI,
Please contact the Fund:                    Or you may view or obtain these
                                            documents from the SEC.

                                            IN PERSON:  at the SEC's Public
                                            Reference Room in Washington, D.C.

                                            BY PHONE:  1-800-SEC-0330

                                            BY MAIL:  Public Reference Section,
                                            Securities and Exchange Commission,
                                            Washington, D.C.  20549-6009
                                            (duplicating fee required)

                                            ON THE INTERNET:  www.sec.gov

                                The Optimal Fund
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-800-365-6828

                           Investment Company Act No.
                                    811-9219

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated September 7, 1999


                                THE OPTIMAL FUND
                               213-G VT, Route 15
                                Jericho, VT 05465

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Optimal Funds, Inc., dated September 7, 1999. Requests for copies of the Prospectus should be made by writing to Optimal Funds, Inc., 213-G VT, Route 15, Jericho, VT 05465 or by calling 800-365-6828

                            TABLE OF CONTENTS

Investment Policies and Restrictions          Custodian
Investment Adviser                            Transfer Agent
Directors and Officers                        Administration
Performance Information                       Independent Accountants
Purchasing and Redeeming Shares               Principal Holders of Securities
Tax Information                               Independent Auditors Report
Portfolio Transactions                        Financial Statements
Plan of Distribution

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objective and the manner in which the Fund pursues its investment objective is discussed in the prospectus. The Fund's investment limitations and restrictions are listed below:

The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

4. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

5.   Make margin purchases on equity securities;

6. Invest in companies for the purpose of management or the exercise of control;

7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements).

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

9. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

11.  Purchase warrants on securities.

12.  Issue senior securities.

13.  Invest in commodities, or futures and options on commodities.

14. Invest more than 25% of its net assets (valued at the time of investment) in securities of any one industry.

Restrictions 1 through 14 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a. Invest more than 15% of its net assets in securities that are not readily marketable;

b. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization (in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Funds assets (valued at time of investment) in all investment company securities purchased by the Fund);

c. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

                               INVESTMENT ADVISER

Information on the Fund's investment Adviser, Leveraged Index Management Company, is set forth in the prospectus.

The adviser is a Vermont Corporation. Mitchell Maynard is the President of and controls the Adviser.

The Advisory Agreement provides that the adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement expires on May 15, 2001, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

                                    Position         Principal Occupation for the
Name, Age,                          with Fund        Last Five Years
---------------------------------------------------------------------------------------------
Mitchell M. Maynard*                President,       President and controlling shareholder of
(Age 32)                            Director         Leveraged Index Management Company, an
                                                     investment advisory firm, since January,
                                                     1999. From January, 1992 through
                                                     December, 1998, was president of MFAS,
                                                     Inc., an investment advisory firm in
                                                     Burlington, Vermont. Mr. Maynard has his
                                                     Series 7, 63, 24, and 65 securities
                                                     licenses. He also has obtained his
                                                     Certified Fund Specialist and Certified
                                                     Investment management Consultant
                                                     designations. Mr. Maynard attended
                                                     Riverside City College in Riverside, CA
                                                     from 1984 -1986.

Judith E. Liskin-Gasparro*          Director         Assistant Professor of Spanish,
(Age 52)                                             University of Iowa, Iowa City, Iowa,
                                                     since 1993. Graduate of Bryn Mawr
                                                     College, Bryn Mawr, PA in 1969. Masters
                                                     degree from Princeton University,
                                                     Princeton, NJ in 1971.

Ellyn M. Mack*                      Director         Surgical Assistant, John D. Carlson,
(Age 55)                                             DMD, Middlebury, VT, since January,
                                                     1994. Attended New Paltz Teacher's
                                                     College, New Paltz, NY from 1961-1962.

Christine Bechade                   Director         Product Services Manager for Cognex
(Age __)                                             Corporation, Natick, MA, since 1997.
                                                     From 1994 through 1997, Senior Financial
                                                     Analyst with Coca-Cola Enterprises.
                                                     Served in a number of positions for
                                                     Coca-Cola from 1988 through 1997.
                                                     Presently attending Northeastern
                                                     University majoring in accounting.
                                                     Attended University of Vermont from 1986
                                                     through 1988.

                                       4

Elaine A. Bernasconi                Director         Customer Service Manager for Accent Lamp
(Age __)                                             and Shade Company, Newton, MA since
                                                     1995. Store Manager for Brooks Store in
                                                     Burlington, VT from 1994 through 1995.
                                                     Undergraduate degree from University of
                                                     Vermont, 1988.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

The Company was organized as a Maryland Corporation on April 27, 1999. The table below sets forth the compensation anticipated to be paid by the Company to each of the directors of the Company during its first fiscal year ending April 30, 2000.

                      Compensation    Pension      Annual    Total Compensation
Name of Director       from Corp.     Benefits    Benefits    Paid to Director
--------------------------------------------------------------------------------
Mitchell M. Maynard       0.00          0.00        0.00             0.00
Judith E.
Liskin-Gasparro           0.00          0.00        0.00             0.00
Ellyn M. Mack             0.00          0.00        0.00             0.00
Christine Bechade      2000.00          0.00        0.00          2000.00
Elaine A. Bernasconi   2000.00          0.00        0.00          2000.00

                         PRINCIPAL HOLDERS OF SECURITIES

The Adviser intends to purchase all of the outstanding shares of the Fund prior to the effective date of the Fund's registration and will be deemed initially to control the Fund.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)   = ERV

Where: P = a hypothetical initial investment of $1000
       T = average annual total return
       n = number of years
       ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Fund's prospectus.

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading.

                                 TAX INFORMATION

Taxation Of The Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Taxation Of The Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. Since investment decisions are based on the anticipated contribution of a security to the Fund's investment objective, the rate of portfolio turnover is not a factor when the Adviser believes a change is in order to achieve those objectives. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                                    CUSTODIAN

First Union National Bank, NA, acts as custodian for the Fund. As such, it holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Custodian does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Declaration Service Company ("DSC"), 555 North Lane, Suite 6160, Conshohocken, PA 19428, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser, dated April 17, 1999. Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

All fees charged by the transfer agent will be paid by the Adviser. For the services to be rendered as transfer agent, The Adviser shall pay DSC an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                 ADMINISTRATION

DSC also acts as Administrator to the Fund pursuant to a written agreement with the Company and the Adviser, dated April 17, 1999. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

For the services to be rendered as Administrator, The Adviser shall pay mutual Shareholder Services an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                   DISTRIBUTOR

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428, will act s principal underwriter of the Fund's shares, pursuant to a written agreement between the Company, the Adviser, and the DDI dated April 17, 1999. The Adviser shall pay an annual flat fee of $20,000 to DDI, such fee to paid in equal monthly installments.

                             INDEPENDENT ACCOUNTANTS

Sanville & Company, 1514 Old York Road, Abington, PA 19001, a certified public accounting firm offering audit and accounting services to mutual funds nationwide, has been selected as the independent accountants for the Fund. As such, Sanville & Company performs audits of the Fund's financial statements.

                              FINANCIAL STATEMENTS

This is a new fund without an operating history, so it has no financial statements at this time. An amendment to the registration statement will be filed when required by law to include a report of its operations.

                              PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Under the 12b-1 Plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of average daily net assets of the Fund to the Adviser for services primarily intended to sell shares, and servicing fees of up to 0.75% of average daily net assets of the Fund for providing certain shareholder services. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that, over time, 12b-1 fees will increase the costs of your investment, and may eventually cost you more than other types of sales charges.

The Board of Directors, including those Directors that are not affiliated with the Company, Adviser or any of the Company's service providers, and who have no interest in the Plan, approved the Plan after finding, based on their reasonable business judgement, that the Plan would likely benefit the Fund and its shareholders.

In approving the Plan, the Board determined that there is a reasonable likelihood that the Plan would benefit the Company, the Fund and its shareholders. In doing so, the Board considered several factors, including that the Plan would (i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to Trust to the benefit of the Fund and its shareholders, (ii) facilitate distribution of the Fund's shares, (iii) help maintain the competitive position of the Company in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and (iv) permit possible economies of scale through increased Fund size.

PART C

Information required to be included in PART C is set forth under the appropriate Item, so numbered, in PART C of the Registration Statement.
--------------------------------------------------------------------------------

                                     PART C
                                     ------

                                OTHER INFORMATION

Item 23.  Financial Statements and Exhibits
          ---------------------------------

(a) Articles of Incorporation --- Incorporated by reference to Pre-effective Amendment # 1, filed on April 28, 1999.
(b) By-laws --- Incorporated by reference to Pre-effective Amendment # 1, filed on April 28, 1999.
(c) Instruments defining rights of Shareholders --- None, See Articles of Incorporation
(d)  Investment   Advisory   Contracts   ---   Incorporated   by   reference  to
     Pre-effective Amendment # 1, filed on April 28, 1999.
(e) Underwriting Contracts --- Incorporated by reference to Pre-effective Amendment # 1, filed on April 28, 1999.
(f)  Bonus or Profit Sharing Contracts --- None
(g)  Custodian   Agreements  ---  Incorporated  by  reference  to  Pre-effective
     Amendment # 1, filed on April 28, 1999.
(h) Other Material Contracts --- Incorporated by reference to Pre-effective Amendment # 1, filed on April 28, 1999.
(i)  Legal Opinion --- Attached as Exhibit 23(I)
(j) Other opinions --- Incorporated by reference to Pre-effective Amendment # 1, filed on April 28, 1999.
(k)  Omitted Financial statements --- None
(l) Initial Capital Agreements --- Incorporated by reference to Pre-effective Amendment # 1, filed on April 28, 1999.
(m)  Rule 12b-1 Plan --- Attached as Exhibit 23(M)
(n)  Financial Data Schedule --- Not Applicable

Item 24.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          See Caption "Principal Holders of Securities" in the Statement of Additional Information

Item 25.  Indemnification
          ---------------

          (a) General. The Articles of Amendment and Restatement of Charter (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of Shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of Shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

               The by-laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

          (b) Disabling Conduct. The by-laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

               The by-laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

          (c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or
               (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable  cause  to  believe  that  the  act  or  omission  was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

          (d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

          (e) Advance Payment. The by-laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the by-laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

          (f) Insurance. The by-laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          None

Item 27.  Principal Underwriter
          ---------------------

          Declaration   Distributors,   Inc.,   555  North  Lane,   Suite  6160,
          Conshohocken, PA 19428

Item 28.  Location of Accounts and Records
          --------------------------------

          The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 213-G VT, Route 15, Jericho, VT 05465; the Fund's accounting and transfer agency records are maintained at Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

Item 29.  Management Services
          -------------------

          There are no management service contracts not described in Part A or Part B of Form N-1A.

Item 30.  Undertakings
          ------------

          Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Jericho, Vermont on the ___ day of July, 1999.

                                   OPTIMAL FUNDS, INC.

                                   By: /s/ Mitchell M. Maynard
                                       -----------------------
                                       President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


NAME                                TITLE                     DATE
----                                -----                     ----

/s/   Mitchell M. Maynard           President & Director      July _, 1999

/s/   Judith E. Liskin-Gasparro*    Director                  July _, 1999

/s/   Ellyn M. Mack*                Director                  July _, 1999

/s/   Christine Bechade*            Director                  July _, 1999

/s/   Elaine A. Bernasconi*         Director                  July _, 1999

Signed by Mr. Mitchell M. Maynard pursuant to executed Powers of Attorney signed by each Director and filed as Exhibit 23(H)(3) to Pre-Effective Amendment # 1 to this Registration Statement, filed on April 28, 1999.

                                  EXHIBIT INDEX

Exhibit 23(I)---  Opinion and Consent of Counsel
Exhibit 23(M)--  Plan of Distribution Pursuant to Rule 12b-1